EXHIBIT 10.1

eGAIN COMMUNICATIONS CORPORATION

RESTRUCTURING AGREEMENT

THIS RESTRUCTURING AGREEMENT (the “Agreement”) is dated as of September 29, 2004, by and between eGAIN COMMUNICATIONS CORPORATION, a Delaware corporation (the “Company”) and each holder of Series A Preferred (as defined herein) listed on Schedule A attached hereto (each a “Holder”).

W I T N E S S E T H:

WHEREAS, holders of the Company’s 6.75% Series A Cumulative Convertible Preferred Stock (the “Series A Preferred”) issued pursuant to that certain Securities Purchase Agreement dated August 8, 2000, between the Company and the Holders (the “Series A Agreement”) possess certain rights, preferences and privileges, including but not limited to certain conversion, redemption and registration rights (the “Rights”); and

WHEREAS, the Series A Preferred is currently convertible into shares Common Stock of the Company at a conversion ratio equal to the face amount per share of Series A Preferred ($100,000) plus accreted dividends divided by $56.875 (as adjusted for any stock splits, dividends, combinations or the like occurring after the date hereof and prior to the Conversion (as defined below));

WHEREAS, the Company has requested that the Holders agree to modify certain Rights held by such Holders in return for the enhanced liquidity associated with an earlier conversion of the Series A Preferred into Common Stock;

WHEREAS, holders of at least (i) sixty-six and two-thirds percent (66 2/3%) of all outstanding shares of the Series A Preferred and (ii) a majority of all outstanding shares of the Series A Preferred not held by Oak Hill Capital Partners, L.P., FW Investors V, L.P., Oak Hill Venture Fund I, L.P. and Oak Hill Capital Management Partners, L.P. (the “Oak Hill Entities”) have the authority under the Certificate of Designation of 6.75% Series A Cumulative Convertible Preferred Stock dated as of August 21, 2000 pursuant to which the Series A Preferred was issued, have the power and authority to amend the Rights for all holders of Series A Preferred;

WHEREAS, following the execution of this Agreement and the Voting Agreement (as defined herein), the Company shall as soon as reasonably practicable solicit the approval (the “Common Stockholder Approval”) of the holders of the Company’s Common Stock of the adoption of the Restated Certificate and the conversion of the Series A Preferred into Common Stock pursuant thereto (the “Conversion”);

WHEREAS, the Company and the Holders anticipate that the holders of the Common Stock resulting from the Conversion will be permitted, under applicable United States securities law, to tack the holding period during which such holder held the shares of Series A Preferred:

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto further agree as follows:

1. Restructuring. Each of the Holders hereby agree to modify the Rights held by the Holders, by (i) consenting to the filing of the Amended and Restated Certificate of Incorporation in substantially the form attached hereto as Exhibit B (the “Restated Certificate”) following Common Stockholder Approval and (ii) executing the Amendment No. 1 to Registration Rights Agreement in substantially the form attached hereto as Exhibit C (the “Rights Agreement Amendment”) at the Closing (as defined herein). The filing of the Restated Certificate and the execution of the Rights Agreement Amendment shall be referred to as the “Restructuring.”

2. Voting Agreement. In connection with the execution of this Agreement, the Company and each Holder shall execute a Voting Agreement and Proxy in substantially the form attached hereto as Exhibit A (the “Voting Agreement”).

3. Closing. The closing of the Restructuring shall be held by fax at 10:00 a.m., California time on the filing of the Restated Certificate as soon as practicable but in any event within fifteen (15) business days following the Common Stockholder Approval, currently anticipated to be on or about November 30, 2004 (the “Closing”) or at such other time and place as shall be mutually agreed upon by the Company and Holders holding at least (i) sixty-six and two-thirds percent (66 2/3%) of all outstanding shares of the Series A Preferred and (ii) a majority of all outstanding shares of the Series A Preferred not held by the Oak Hill Entities.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to each Holder as follows:

4.1 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Rights Agreement Amendment (collectively, the “Restructuring Documents”), the performance of all obligations of the Company hereunder and thereunder and the authorization and issuance of the Common Stock issuable in connection with the Conversion has been taken or will be taken prior to the Closing, and the Restructuring Documents constitute valid and legally binding obligations of the Company. The Common Stock issuable upon the Conversion (collectively, the “Securities”) have been duly authorized and, when issued in compliance with the provisions of this Agreement and the Restated Certificate, will be validly issued, fully paid and non-assessable, and free of any liens or encumbrances.

4.2 Offering Valid. Assuming the accuracy of the representations and warranties of the Holders contained in Section 5 hereof, the issuance of the Securities will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

4.3 SEC Filings; S-3 Eligibility.

(a) All reports and filings required of the Company by the Securities and Exchange Commission, whether pursuant to the Securities Act or the Securities Exchange Act of 1934,

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which have become due prior to the date of this Agreement have been filed on a timely basis, are complete in all material respects and do not contain any materially misleading or untrue statements or omit to state a material fact or anything otherwise necessary to prevent such report or filing from being materially misleading. The Company covenants and agrees that it will file all such reports and filings required of the Company prior to the date of the Conversion on a timely basis and that all of such filings will be complete in all material respects and will not contain any materially misleading or untrue statements or omit to state a material fact or anything otherwise necessary to prevent such report or filing from being materially misleading.

(b) The Company represents and warrants that it is eligible to file a Form S-3 Registration Statement in accordance with the Securities Act registering the resale of the Shares of Common Stock issued in the Conversion. The Company knows of no reason why it will not be able to file an S-3 Registration Statement within sixty days of the date of Conversion.

5. Representations and Warranties of each Holder. Each Holder hereby represents and warrants severally, and not jointly, that:

5.1 Authorization. Each Holder has full corporate power and authority to enter into the Restructuring Documents, and that the Restructuring Documents constitute valid and legally binding obligations of such Holder, enforceable in accordance with their respective terms, except that such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors’ rights generally, and is subject to general principles of equity.

5.2 Purchase Entirely for Own Account. The Securities will be acquired for investment for such Holder’s own account, not as a nominee or agent. The Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation in any of the Securities to such person or to any third person.

5.3 Disclosure of Information. The Holder believes it has received all of the information it considers necessary or appropriate for deciding whether to purchase the Securities. The Holder has had an opportunity to ask questions of the Company regarding the terms and conditions of the offering and sale of the Securities.

5.4 Accredited Investor. The Holder is an “accredited investor” within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.

5.5 Restricted Securities. The Holder understands that the Securities it is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the “Securities Act”), only in certain limited circumstances. In this connection, the Holder is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

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6. Conditions to Closing.

6.1 Conditions to the Obligations of each Holder and the Company at Closing. The obligations of the Company and each Holder to effect the Restructuring shall be conditioned upon satisfaction of the following conditions:

(a) The Restated Certificate shall have been duly adopted by the Company by all necessary corporate action of its Board of Directors and the Company’s stockholders.

(b) The terms of the Conversion shall have been duly approved by the holders of the majority of the outstanding shares of Common Stock of the Company.

(c) The Company and the Holders shall have entered into the Rights Agreement Amendment.

6.2 Conditions to the Obligations of each Holder at Closing. The obligations of the each Holder to effect the Restructuring shall be conditioned upon satisfaction of the following conditions:

(a) The representations and warranties made by the Company in Section 3 hereof shall be true and correct when made, and shall be true and correct on the date of Closing with the same force and effect as if they had been made on and as of the same date.

(b) The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or prior to the date of Closing.

(c) Except for the notices required or permitted to be filed after the date of Closing pursuant to applicable federal and state securities laws, the Company shall have obtained all governmental approvals required in connection with the lawful issuance of the Securities.

(d) At the Closing, the issuance by the Company of the Securities shall be legally permitted by all laws and regulations to which such Holder and/or the Company are subject.

6.3 Conditions to the Obligations of the Company at Closing. The obligations of the Company to effect the Restructuring shall be conditioned upon satisfaction of the following conditions:

(a) The representations and warranties made by the Holders in Section 4 hereof shall be true and correct when made, and shall be true and correct on the date of Closing with the same force and effect as if they had been made on and as of the same date.

(b) Except for any notices required or permitted to be filed after the date of Closing pursuant to applicable federal or state securities laws, the Company shall have obtained all governmental approvals required in connection with the lawful issuance of the Securities.

(c) At the Closing, the issuance by the Company of the Securities shall be legally permitted by all laws and regulations to which such Holder and/or the Company are subject.

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7. Miscellaneous.

7.1 Waivers and Amendments. Any provision of this Agreement may be amended, waived or modified (either generally or in a particular instance and either for a specified period of time or indefinitely), upon the written consent of the Company and of Holders holding at least (i) sixty-six and two-thirds percent (66 2/3%) of all outstanding shares of Series A Preferred and (ii) a majority of all outstanding shares of Series A Preferred not held by the Oak Hill Entities.

7.2 Governing Law. This Agreement shall be construed under Delaware General Corporation Law as to matters of corporate law and, as to all other matters of law, shall be governed and construed under the laws of the State of California as such laws are applied to agreements between California residents entered into and performed entirely in California.

7.3 Survival. All representations, warranties, covenants and agreements made herein by the Company or each Holder shall survive the execution of the Agreement and the Closing and in no way shall be affected by any investigation of the subject matter thereof made by or on behalf of the Company or the Holder.

7.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

7.5 Entire Agreement. This Agreement (including the exhibits attached hereto) constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

7.6 Notices, etc. All notices and other communications required or permitted hereunder shall be effective upon receipt, shall be in writing, and may be delivered in person, by telecopy, electronic mail, overnight delivery service or United States mail, in which event they may be mailed by first-class, certified or registered, postage prepaid, addressed (a) if to an Holder, at such Holder’s address as such Holder shall have furnished to the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such shares who has so furnished an address to the Company, and a copy of which shall be likewise delivered to such Holder’s counsel at such address as shall have been furnished to the Company, or (b) if to the Company, at its address set forth on the signature page hereto, or at such other address as the Company shall have furnished to the Holder and each such other holder in writing.

7.7 Severability of this Agreement. If any provision or set of provisions of this Agreement (or any portion thereof) is held by an arbitrator or court of competent jurisdiction to be invalid, illegal or unenforceable for any reason whatever: (a) such provision shall be limited or modified in its application to the minimum extent necessary to avoid the invalidity, illegality or unenforceability of such provision and such modified provision shall be reduced to a writing and signed by the parties hereto; (b) the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby; and (c) to the fullest extent possible, the provisions of this Agreement shall be construed so as to give effect to the intent manifested by the provision (or portion thereof) held invalid, illegal or unenforceable.

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7.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

7.9 Expenses. Regardless of whether the Closing is effected, each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Restructuring Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

COMPANY eGAIN COMMUNICATIONS CORPORATION

By	/s/ Ashutosh Roy

Its	Chief Executive Officer

Address: 345 E. Middlefield Road Mountain View, CA 94043

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HOLDERS:

OAK HILL CAPITAL PARTNERS, L.P.

By: OHCP GenPar, L.P.

By: OHCP MGP, LLC

By:	/s/ Kevin G. Levy
Name: Kevin G. Levy Title: Vice President

OAK HILL CAPITAL MANAGEMENT PARTNERS, L.P.

By: OHCP GenPar, L.P.

By: OHCP MGP, LLC

By:	/s/ Kevin G. Levy
Name: Kevin G. Levy Title: Vice President

Signature Page to Restructuring Agreement

OAK HILL VENTURE FUND I, L.P.

By: OHVP Genpar I, L.P.

By: OHVP MGP I, LLC

By:	/s/ Kevin G. Levy
Name: Kevin G. Levy
Title: Vice President

FW INVESTORS V. L.P.

By: FW Management II, L.L.C.

By:	/s/ Kevin G. Levy
Name: Kevin G. Levy
Title: Vice President

/s/ Gunjan Sinha
Gunjan Sinha

Signature Page to Restructuring Agreement

GRANITE PRIVATE EQUITY III, LLC

By:	/s/ Daren J. Wells

Its:	Vice President

DEUTSCHE BANK, A.G. LONDON BRANCH BY ITS AGENT DEUTSCHE BANK SECURITIES INC.

By:

Its:

and

By:

Its:

/s/ Ashutosh Roy
Ashutosh Roy

/s/ Eric Smit
Eric Smit

/s/ Promod Narang
Promod Narang

Signature Page to Restructuring Agreement

SOCIETE GENERALE PARIS

By:

Its:

ELLIOTT ASSOCIATES, L.P.

By:

Its:

WESTGATE INTERNATIONAL. L.P.

By:	ELLIOTT INTERNATIONAL CAPITAL ADVISORS, INC., Attorney-In-Fact

By:

Its:

Signature Page to Restructuring Agreement

THE DAVID & SILKE HENKEL-WALLACE FAMILY TRUST DATED 8 NOV 1999

By:	/s/ David Henkel-Wallace

Its:	Trustee

Signature Page to Restructuring Agreement

EXHIBIT A

Voting Agreement

A-1

eGAIN COMMUNICATIONS CORPORATION

VOTING AGREEMENT

THIS VOTING AGREEMENT is made and entered into as of September             , 2004 (the “Agreement”) by and among eGain Communications Corporation, a Delaware corporation (the “Company”), the undersigned holder of capital stock of the Company (such holder, a “Stockholder” and together with those other stockholders of the Company executing identical voting agreements (the “Voting Agreements”) with the Company, the “Stockholders”) and the Company.

W I T N E S S E T H:

WHEREAS, holders of the Company’s 6.75% Series A Cumulative Convertible Preferred Stock (the “Series A Preferred”) issued pursuant to that certain Securities Purchase Agreement dated August 8, 2000, between the Company and the Stockholders (the “Series A Agreement”) possess certain rights, preferences and privileges, including but not limited to certain conversion, redemption and registration rights (the “Rights”);

WHEREAS, the Company’s Board of Directors has approved a nonbinding preliminary term sheet (the “Term Sheet”), which provides for, upon the terms and subject to the conditions set forth therein, including the approval of the Company’s existing common stockholders, a conversion (the “Conversion”) of the Series A Preferred into shares of the Company’s common stock (the “Common Stock”);

WHEREAS, the Series A Preferred is currently convertible into shares Common Stock of the Company at a conversion ratio equal to the face amount per share of Series A Preferred ($100,000) plus accreted dividends divided by $56.875 (as adjusted for any stock splits, dividends, combinations and the like occurring after the date hereof and prior to the date of the Conversion);

WHEREAS, the Company has requested that the Stockholders agree to modify certain Rights held by such Stockholders in return for the enhanced liquidity associated with an earlier conversion of the Series A Preferred into Common Stock;

WHEREAS, as of the date hereof, Stockholder beneficially owns (as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) the number of shares of Series A Preferred set forth opposite such Stockholder’s name on the signature page hereto (all such shares so owned, being referred to herein as such Stockholder’s “Shares”);

WHEREAS, the Company, upon execution of this Agreement and Restructuring Agreement by Stockholders holding (i) at least sixty-six and two-thirds percent (66 2/3%) of the Shares held by the Stockholders and (ii) at least a majority of the Shares held by persons other than Oak Hill Capital Partners, L.P., FW Investors V, L.P., Oak Hill Venture Fund I, L.P. and Oak Hill Capital Management Partners, L.P. (the “Oak Hill Entities”), intends to solicit the approval of the holders of the Company’s common stock to the Conversion and the transactions contemplated by the Restructuring Agreement (the “Solicitation”); and

WHEREAS, in connection with the execution of the Restructuring Agreement, Stockholder is willing to enter into this Agreement and the other Stockholders are willing to

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enter into the Voting Agreements, and to grant the Company an irrevocable proxy to vote the Shares of such Stockholder in favor of the Conversion and other transactions as described in the Restructuring Agreement, including but not limited to, the restatement of the Company’s Certificate of Incorporation in substantially the form attached as Exhibit B to the Restructuring Agreement required to effect the Conversion (the “Restated Certificate”), and the approval of the terms thereof and each of the other transactions contemplated thereby:

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE 1

VOTING AGREEMENT

1.1 Voting of Shares. From the date hereof until the termination of this Agreement, at any meeting of the Stockholders of the Company, however called, and in any action by written consent of the Stockholders of the Company, Stockholder shall vote such Stockholder’s Shares:

(a) in favor of the Conversion and all other transactions contemplated thereby as described in the Restructuring Agreement, including but not limited to, the approval and adoption of the Restated Certificate; and

(b) in favor of any other matter necessary for consummation of the transactions contemplated by the Restructuring Agreement which is considered at any such meeting of Stockholders or in such written consent, and in connection therewith shall execute any documents which are necessary in order to effectuate the foregoing, including the ability for the Company or its nominees to vote such Shares directly.

1.2 Irrevocable Proxy. Stockholder hereby agrees to deliver to the Company a duly executed proxy in the form attached hereto as Exhibit A concurrently with the execution and delivery of this Agreement (the “Proxy”), such Proxy to cover the Shares in respect of which Stockholder is entitled to vote at each meeting of the Stockholders of the Company (including, without limitation, each written consent in lieu of a meeting) and to vote such Shares in favor of the Conversion, the approval and adoption of the Restated Certificate and the transactions contemplated by the Restructuring Agreement. Stockholder hereby revokes any and all prior proxies or powers of attorney given by such Stockholder with respect to the Shares.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS

Stockholder hereby represents and warrants to the Company as follows:

2.1 Due Authorization, Etc. If Stockholder is not a natural person, Stockholder has all requisite power and authority to execute, deliver and perform this Agreement, to appoint the Company as its proxy and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, the appointment of the Company as its proxy and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Stockholder, if Stockholder is not a natural person. If Stockholder is a natural person, Stockholder has full legal right, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the

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transactions contemplated hereby. This Agreement has been duly executed and delivered by or on behalf of Stockholder and constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors’ rights generally, and is subject to general principles of equity. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which such Stockholder is trustee whose consent is required for the execution and delivery of this Agreement or the consummation by such Stockholder of the transactions contemplated hereby.

2.2    Valid Title. Such Stockholder is the sole, true and lawful beneficial owner of such Stockholder’s Shares with no restrictions on such Stockholder’s voting rights or rights of disposition pertaining thereto. None of such Stockholder’s Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares. None of such Stockholder’s Shares is subject to any adverse claims, options, liens, charges, encumbrances, security interests or other restrictions on transfer.

ARTICLE 3

MISCELLANEOUS

3.1    Termination. This Agreement and each Proxy granted pursuant to Article 1 shall terminate automatically and without any action of any of the parties hereto and be of no further force and effect upon the earlier to occur of: (i) the written mutual consent of the parties hereto and (ii) the Expiration Date (as defined below). No such termination of this Agreement shall relieve any party hereto from any liability for any breach of this Agreement prior to termination or from any obligation pursuant to a notice delivered on or before the date of such termination. As used herein, the “Expiration Date” shall mean the earlier to occur of (i) the consummation of the Conversion and (ii) December 31, 2004.

3.2    Further Assurance. From time to time, at the request of another party hereto and without consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

3.3    Certain Events; Successors. Stockholder agrees that this Agreement and such Stockholder’s obligations hereunder shall attach to such Stockholder’s Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including, without limitation, such Stockholder’s heirs, executors, guardians, administrators, or successors. Notwithstanding any transfer of Shares, the transferor shall remain liable for the performance of all its obligations under this Agreement.

3.4    No Waiver. The failure of any party hereto to exercise any right, power, or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, or any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

3.5    Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, the day of transmission if a business day or, if not,

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the next business day thereafter, if delivered by facsimile (with confirmation of receipt), the next business day if delivered by an internationally recognized overnight courier service, such as Federal Express, or the third business day if mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)	if to the Company, to:

eGain Communications Corporation

345 E. Middlefield Road

Mountain View, CA 94043

Attention: Chief Financial Officer

Facsimile No.: (650) 230-7600

with a copy to:

Pillsbury Winthrop LLP

2475 Hanover Street

Palo Alto, CA 94304

Attention: Stanley F. Pierson, Esq.

Facsimile No.: (650) 233-4545

and

(b) If to a Stockholder, to the address set forth below such Stockholder’s name on the signature page hereto.

3.6    Effect of Headings. The section headings contained in this Agreement are for convenience only and shall not affect the construction or interpretation of this Agreement.

3.7    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

3.8    Entire Agreement. This Agreement and the Proxy contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

3.9    Assignment and Binding Effect. Except as provided in Section 1.3, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other parties, and any such assignment shall be void, except that the Company may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to any direct or indirect wholly owned subsidiary of the Company or to a successor corporation or other successor entity in the event of a merger, acquisition, consolidation or other transfer. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors and assigns.

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3.10    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of California without reference to such state’s principles of conflicts of laws.

3.11    Amendment and Modification. Neither this Agreement nor any Voting Agreement may be modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the Company and (i) with respect to a particular Stockholder, such Stockholder or (ii) with respect to this Agreement and all Voting Agreements, the holders of (i) at least sixty-six and two-thirds percent (66 2/3%) of the Shares held by the Stockholders and (ii) at least a majority of the Shares held by persons other than the Oak Hill Entities.

3.12    Specific Performance; Injunctive Relief. The parties hereto acknowledge that the Company will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to the Company upon any such violation, the Company shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to the Company at law or in equity and Stockholder hereby waives any and all defenses which could exist in its favor in connection with such enforcement and waives any requirement for the security or posting of any bond in connection with such enforcement.

3.13    Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement. This Agreement (or any counterpart hereof) may be delivered by a party by facsimile, which facsimile shall be effectual as if the original counterpart had been delivered.

* * * *

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IN WITNESS WHEREOF, the Company and the Stockholder have caused this Voting Agreement to be executed as of the date first written above.

COMPANY:	eGAIN COMMUNICATIONS CORPORATION

By:

Title:

STOCKHOLDER:
[NAME]

By:

Title:

Address:

Shares beneficially owned:

             shares of Series A Preferred Stock of the Company

SIGNATURE PAGE TO VOTING AGREEMENT

EXHIBIT A

IRREVOCABLE PROXY

TO VOTE STOCK OF

eGAIN COMMUNICATIONS CORPORATION

(a Delaware corporation)

The undersigned Stockholder of eGain Communications Corporation, a Delaware corporation (the “Company”), hereby irrevocably (to the full extent permitted by the Delaware General Corporation Law) appoints the Company, or any designee of the Company, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of Company’s 6.75% Series A Cumulative Convertible Preferred Stock that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”) in accordance with the terms of this Irrevocable Proxy. The Shares beneficially owned by the undersigned Stockholder of the Company as of the date of this Irrevocable Proxy are listed on the final page of this Irrevocable Proxy. Upon the undersigned’s execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the termination of the Voting Agreement (as hereinafter defined).

This Irrevocable Proxy is irrevocable (to the extent provided by the Delaware General Corporation Law), is coupled with an interest, and is granted in consideration of the Company entering into that certain series of Voting Agreements (collectively, the “Voting Agreement”) of even date herewith, by and among the Company, the undersigned and certain other Stockholders of the Company, and that certain Restructuring Agreement (the “Restructuring Agreement”) which provides for the conversion of the Company’s 6.75% Series A Cumulative Convertible Preferred Stock into the Company’s common stock (the “Conversion”).

The attorney and proxy named above is hereby authorized and empowered by the undersigned, at any time prior to the termination of the Voting Agreement, to act as the undersigned’s attorney and proxy to vote the Shares, and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to the Delaware General Corporation Law), at every annual, special or adjourned meeting of the Stockholders of the Company and in every written consent in lieu of such meeting as follows:

(i) in favor of the Conversion and all other transactions contemplated thereby as described in the Restructuring Agreement, including but not limited to, the restatement of the Company’s Certificate of Incorporation in substantially the form attached as Exhibit B to the Restructuring Agreement required to effect the Conversion (the “Restated Certificate”), and

(ii) in favor of any other matter necessary for consummation of the transactions contemplated by the Restructuring Agreement which is considered at any such meeting of Stockholders or in such written consent, and in connection therewith shall execute any documents which are necessary in order to effectuate the foregoing, including the ability for the Company or its nominees to vote such Shares directly.

Specifically, but in no way by limitation, this Irrevocable Proxy shall not be used to waive or amend any material rights or obligations of the undersigned under the Voting Agreement, the Restructuring Agreement or the Rights Agreement Amendment.

A-1

All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable and shall terminate automatically and without any action of any of the undersigned and be of no further force and effect upon the earlier to occur of: (i) the written mutual consent of the parties to the Voting Agreement, and (ii) the Expiration Date (as defined below). As used herein, the “Expiration Date” shall mean the earlier to occur of (i) the consummation of the Conversion and (ii) December 31, 2004.

*    *    *    *

A-2

Dated:                           , 2004

By:
(Signature of Stockholder)

Name:
(Print Name of Stockholder)

Shares beneficially owned:

shares of Series A Preferred Stock of the Company

SIGNATURE PAGE TO VOTING AGREEMENT PROXY

EXHIBIT B

Restated Certificate of Incorporation

B-1

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

eGAIN COMMUNICATIONS CORPORATION

eGAIN COMMUNICATIONS CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:

FIRST: The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on September 10, 1997 under the name of Parsec Communications Corporation.

SECOND: An Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on each of December 24, 1998, February 8, 1999, May 8, 1999, September 28, 1999, September 23, 1999 and February 13, 2001, which was subsequently amended by that Certificate of Amendment dated August 19, 2003.

THIRD: The Amended and Restated Certificate of Incorporation of the Corporation in the form attached hereto as Exhibit A has been duly adopted in accordance with the provisions of sections 245 and 242 of the General Corporation Law of the State of Delaware by the directors and stockholders of the Corporation.

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FOURTH: The Amended and Restated Certificate of Incorporation so adopted reads in full as set forth in Exhibit A attached hereto and is hereby incorporated herein by this reference.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the Chief Executive Officer and the Secretary this      th day of                  , 2004.

eGAIN COMMUNICATIONS CORPORATION

By:
Ashutosh Roy Chief Executive Officer

ATTEST:

By
Stanley F. Pierson Secretary

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Exhibit A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

eGAIN COMMUNICATIONS CORPORATION

ARTICLE I

The name of this corporation is eGAIN COMMUNICATIONS CORPORATION (the “Corporation”).

ARTICLE II

The registered agent and the address of the registered office in the State of Delaware are:

Corporation Service Company

2711 Centerville Road, Suite 400

City of Wilmington, Delaware 19808

County of New Castle

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law.

ARTICLE IV

A. The Corporation is authorized to issue two classes of stock to be designated respectively Preferred Stock (“Preferred Stock”) and Common Stock (“Common Stock”). The total number of shares of capital stock this Corporation is authorized to issue one hundred five million (105,000,000). The total number of shares of Preferred Stock this Corporation shall have authority to issue is five million (5,000,000). The total number of shares of Common Stock this Corporation shall have authority to issue is [one hundred million (100,000,000)]. The Preferred Stock shall have a par value of $.001 per share and the Common Stock shall have a par value of $.001 per share.

B. The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board of Directors”) is expressly authorized to provide for the issue of all or any of the remaining shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a “Preferred Stock Designation”) and as may be permitted by the General Corporation Law of the State of Delaware. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

C. At the time this Amended and Restated Certificate of Incorporation becomes effective, (i) each share of 6.75% Series A Cumulative Convertible Preferred Stock issued and outstanding at such time shall be, and hereby is, changed and reclassified into              (            )1 fully paid and non-assessable shares of Common Stock. Each outstanding stock certificate of the Corporation which, immediately prior to the time this Amended and Restated Certificate of Incorporation becomes effective, represented one or more shares of 6.75% Series A Cumulative Convertible Preferred Stock shall thereafter represent              (            )1 shares of Common Stock for each such share indicated therein. Any fractional share resulting from the reclassification will be rounded up to the nearest whole share (or paid in cash, per Certificate of Designation).

D. At the time this Amended and Restated Certificate of Incorporation becomes effective, the prior designations of 6.75% Series A Cumulative Convertible Preferred Stock, 6.75% Series B Cumulative Convertible Preferred Stock and Series C Cumulative Redeemable Preferred Stock shall be eliminated and there shall be no series of Preferred Stock designated by the Board of Directors.

ARTICLE V

A. No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders called in accordance with the Bylaws and following the closing of the initial public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering the offer and sale of Common Stock to the public (the “Initial Public Offering”) no action shall be taken by the stockholders by written consent.

B. Special meetings of the stockholders of the Corporation may only be called in the manner provided in the Bylaws of the Corporation.

[1]	The conversion ratio shall be set such that the Series A Preferred Stock shall be converted into that number of shares of Common Stock representing seventy-three percent (73%) of the post-conversion capitalization of the Company. For purposes of the conversion ratio calculation, the post-conversion capitalization will include all outstanding shares of Common Stock and all options and notes exercisable for or convertible into Common Stock and options to purchase Common Stock that have a (split adjusted) exercise price less than or equal to $5.00 per share; however the post-conversion capitalization will exclude fifty percent (50%) of those warrants to purchase Common Stock issued in connection with certain loans made to the Company in December 2002 and March 2004. This conversion ratio is currently anticipated to be approximately 13,097 shares of Common Stock for each share of Series A Preferred Stock based on the Company’s currently outstanding shares.

C. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

ARTICLE VI

To the fullest extent permitted by the Delaware General Corporation Law, as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as director, except (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

(a) Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director, officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that, except as provided in paragraph (c) hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the board of directors of the Corporation.

(b) Right to Advancement of Expenses. The right to indemnification conferred in paragraph (a) of this Section shall include the right to be paid by the Corporation the expenses incurred in defending any proceeding for which such right to indemnification is applicable in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.

(c) Right of Indemnitee to Bring Suit. The rights to indemnification and to the advancement of expenses conferred in paragraphs (a) and (b) of this Section shall be contract rights. If a claim under paragraph (a) or (b) of this Section is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its board of directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section or otherwise shall be on the Corporation.

(d) Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this Amended and Restated Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

(e) Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

(f) Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Section with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

(g) Amendment. Neither any amendment nor repeal of this Article VI, nor the adoption of any provision of the Corporation’s Certificate of Incorporation inconsistent with this Article VI, shall eliminate or reduce the effect of this Article VI in respect of any matter occurring, or action or proceeding accruing or arising or that, but for this Article VI, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VII

A. Subject to the provisions of Article VI, Section (g), the Corporation reserves the right to adopt, repeal, rescind or amend in any respect any provisions contained in this Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed by applicable law, and all rights conferred on stockholders herein are granted subject to this reservation.

B. Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or not vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, this Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of Voting Stock, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI or VII.

EXHIBIT C

Amendment No. 1 to Registration Rights Agreement

C-1

eGAIN COMMUNICATIONS CORPORATION

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 1 TO THE REGISTRATION RIGHTS AGREEMENT (this “Amendment”), dated as of                      , 2004, between eGAIN COMMUNICATIONS CORPORATION, a Delaware corporation (the “Company”), and certain undersigned holders of the 6.75% Series A Cumulative Convertible Preferred Stock of the Company set forth on Schedule I attached hereto (the “Holders”).

W I T N E S S E T H:

WHEREAS, the Company and the holders of the 6.75% Series A Cumulative Convertible Preferred Stock of the Company have previously entered into that certain Registration Rights Agreement dated as of August 22, 2000 (the “Rights Agreement”) pursuant to which the Company, among other things, granted certain registration rights to the Holders;

WHEREAS, the Company and certain Holders are parties to an Agreement and Voting Agreement each dated as of September     , 2004, pursuant to which such Holders have agreed to modify certain rights held by such Holders in return for the enhanced liquidity associated with an earlier conversion of the Series A Preferred into Common Stock (the “Conversion”); and

WHEREAS, in connection with the Conversion, the Company and the undersigned Holders of a majority of Registrable Securities (as defined in the Rights Agreement) hereby desire to amend the Rights Agreement to provide for an additional demand registration right and to lower the threshold for shares to be included in an underwritten offering, as set forth in this Amendment:

NOW, THEREFORE, in consideration of the foregoing and the respective promises, covenants and agreements set forth herein:

1)	Amendments.

Section 3(a) of the Prior Agreement is hereby amended and restated to read in its entirety:

“Shelf Registration. The Company shall prepare and file with the Commission, as soon as practicable following the date hereof but in any event no later than 60 days from the date hereof (the “Filing Date”), a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act (a “Shelf Registration”) registering the resale from time to time by holders of all of the Registrable Securities (the “Initial Shelf Registration”). The Initial Shelf Registration shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by the holders in the manner or manners designated by them, and shall cover all shares of Common Stock that could be issued within two years of the effectiveness of the Initial Shelf Registration. If the holders of a majority of the Registrable Securities so elect (the “Underwriting Initiating Holders”), an offering of Registrable Securities pursuant to the Shelf Registration Statement may be effected in the form of a firm commitment underwritten offering; provided that the Company shall not be obligated to cooperate with the Designated Holders hereunder in connection with more then four (4) such underwritten offerings or in connection with any underwritten offering where the aggregate offering price is less than $1 million (calculated

1

based upon the average of the Market Price of the Common Stock on three trading days prior to the date on which request for the underwritten offering is presented to the Company). The Company shall use its best efforts to cause such underwritten offering to occur and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 3(g). In connection with any underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the Designated Holders thereof accept the terms of the underwritten offering as agreed upon by the Company, the Approved Underwriter and the Underwriting Initiating Holders, and then only in such quantity as such underwriter believes will not jeopardize the success of such offering. If the Approved Underwriter believes that the registration of all or part of the Registrable Securities which the Underwriting Initiating Holders and the other Designated Holders have requested to be included would materially adversely affect the success of such public offering, then the Company shall be required to include in the underwritten offering, to the extent of the amount that the Approved Underwriter believes may be sold without causing such adverse effect, first, all of the Registrable Securities to be offered for the account of the Designated Holders who requested inclusion of their Registrable Securities pursuant to this Section 5(a), pro rata based on the number of Registrable Securities owned by such Designated Holders; and second, any other securities requested to be included in such offering. The Company shall use its reasonable efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act as soon as practicable following the date of the meeting of shareholders called to consider the Requisite Shareholder Approvals but in any event no later than 180 days from the date hereof (the “Effectiveness Deadline”), and to keep the Initial Shelf Registration continuously effective under the Securities Act until the earlier of the expiration of the Effectiveness Period or the date a Subsequent Shelf Registration, as defined below, covering all of the Registrable Securities has been declared effective under the Securities Act.”

A new Section 9(m) is hereby added to the Rights Agreement which shall read in its entirety:

“Lockup Agreement. Reference is made to that certain Restructuring Agreement by and among the Company and certain holders of Registrable Securities dated as of September     , 2004 (the “Restructuring Agreement”). No Holder shall sell or otherwise transfer or dispose of any shares of Common Stock (or other securities) of the Company held by such Holder issued upon the conversion of the Series A Preferred Stock during the one hundred and twenty (120) day period following the Closing (as defined in the Restructuring Agreement) of the Conversion (as defined in the Restructuring Agreement).”

2)	Miscellaneous.

(a) Capitalized terms used herein but not otherwise defined herein shall have the meanings as set forth in the Agreement.

(b) Other than with respect to the amendment of Section 3(a) and the addition of Section 9(m) of the Rights Agreement set forth above, this Amendment does not modify, change or delete any other addendum, term, provision, representation, warranty or covenant (the “Provisions”) relating to or contained in the Rights Agreement, and all such Provisions shall remain in full force and effect.

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(c) This Amendment shall be construed in accordance with and shall be governed by the laws of the State of California, without regard to its laws as to conflict of laws.

(d) This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

(e) This Amendment and any of the provisions hereof may not be amended, altered or added to in any manner except by a document in writing and signed by the parties hereto.

[remainder of page intentionally left blank]

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.

COMPANY

eGAIN COMMUNICATIONS CORPORATION

By:

Its
Address: 345 E. Middlefield Road
Mountain View, CA 94043

EGAIN COMMUNICATIONS CORPORATION

AMENDMENT NO. 1 TO REGISTRATION RIGHTS

AGREEMENT - SIGNATURE PAGE

HOLDERS:

OAK HILL CAPITAL PARTNERS, L.P.

By: OHCP GenPar, L.P.

By: OHCP MGP, LLC

By:
Name: Mark Wolfson Title: Vice President

OAK HILL CAPITAL MANAGEMENT PARTNERS, L.P.

By: OHCP GenPar, L.P.

By: OHCP MGP, LLC

By:
Name: Mark Wolfson Title: Vice President

EGAIN COMMUNICATIONS CORPORATION

AMENDMENT NO. 1 TO REGISTRATION RIGHTS

AGREEMENT - SIGNATURE PAGE

OAK HILL VENTURE FUND I, L.P.

By: OHCP Genpar I, L.P.

By: OHCP MGP I, LLC

By:

Name: Mark Wolfson

Title: Vice President

FW INVESTORS V. L.P.

By: FW Management II, L.L.C.

By:

Name: Mark Wolfson

Title: Vice President

Gunjan Sinha

Ashutosh Roy

Eric Smit

Promod Narang

EGAIN COMMUNICATIONS CORPORATION

AMENDMENT NO. 1 TO REGISTRATION RIGHTS

AGREEMENT - SIGNATURE PAGE

GRANITE PRIVATE EQUITY III, LLC

By:

Its:

DEUTSCHE BANK, A.G. LONDON BRANCH
BY: ITS AGENT, DEUTSCHE BANK SECURITIES INC.

By:

Its:

        and

By:

Its:

SOCIETE GENERALE PARIS

By:

Its:

ELLIOTT ASSOCIATES, L.P.

By:

Its:

EGAIN COMMUNICATIONS CORPORATION

AMENDMENT NO. 1 TO REGISTRATION RIGHTS

AGREEMENT - SIGNATURE PAGE

WESTGATE INTERNATIONAL. L.P.

By: ELLIOTT INTERNATIONAL CAPITAL ADVISORS, INC., Attorney-In-Fact

By:

Its:

THE DAVID & SILKE HENKEL-WALLACE FAMILY TRUST DATED 8 NOV 1999

By:

Its:

EGAIN COMMUNICATIONS CORPORATION

AMENDMENT NO. 1 TO REGISTRATION RIGHTS

AGREEMENT – SIGNATURE PAGE